UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2009

Innovative Designs, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

000-5179	03-0465528
(Commission File Number)	(IRS Employer Identification No.)

223 North Main Street, Suit 1, Pittsburgh, Pennsylvania	15215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 799-0350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 8.01 Other Events.

  On March 25, 2009, the registrant announced part of its financial condition and results of operations for the quarter ended January 31, 2009.  A copy of the registrant’s press release is being furnished as Exhibit 99.1 to this Report.

On March 6, 2009, the registrant issued a press release that corrected certain information in the March 5, 2009, press release concerning the amount of the percentage increase in earnings.  A copy of this press release is being furnished as Exhibit 99.2 to this Report.

Item 9.01 Financial Statements and Exhibits

Exhibits.  The following exhibit is being filed or furnished with this Report.

Exhibit No.	Exhibit Description

99.1	Copy of registrant’s press release dated March 5, 2009

99.2	Copy of registrant’s press release dated March 6, 2009.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

March 9, 2009

Innovative Designs, Inc. Registrant

By:	/s/ Joseph Riccelli
Joseph Riccelli
Title:	Chief Executive Officer